OHIO NATIONAL FUND, INC.
Supplement dated December 28, 2009 to the
Prospectus dated May 1, 2009
The following supplements and changes the Ohio National Fund, Inc. Prospectus dated May 1, 2009:
On November 19, 2009, the Board of Directors of Ohio National Fund, Inc. voted to replace RS Investment Management Co. LLC as the subadviser for the Mid Cap Opportunity Portfolio. Effective December 18, 2009, Goldman Sachs Asset Management, L.P. has been retained as the subadviser for the Mid Cap Opportunity Portfolio.
Mid Cap Opportunity Portfolio
The first three paragraphs of the section “Mid Cap Opportunity Portfolio” on pages 18-19 are deleted and replaced with the following:
The objective of the Mid Cap Opportunity Portfolio is to seek long-term total return. The portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Growth Index at the time of investment. If the market capitalization of a company held by the portfolio moves outside this range, the portfolio may, but is not required to, sell the securities. As of November 30, 2009, the capitalization range of the Russell Midcap® Growth Index was between $251 million and $16.1 billion. The portfolio is managed by Goldman Sachs Asset Management, L.P. (“GSAM”) under a subadvisory agreement with the Adviser. The portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by GSAM to be strategically positioned for long-term growth. Although the portfolio invests primarily in publicly-traded U.S. securities, it may invest foreign securities.
Management of Portfolios
The first five paragraphs on page 65 are deleted and replaced with the following:
Goldman Sachs Asset Management, L.P. (“GSAM”) has managed the Mid Cap Opportunity Portfolio since December 2009. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2009, GSAM, including its investment advisory affiliates, had assets under management of over $734 billion. Founded in 1869, Goldman Sachs is a leading global investment banking, securities and investment management firm.
Steven M. Barry has been a Senior Portfolio Manager of the Mid Cap Opportunity Portfolio since December 2009. Mr. Barry is a Managing Director; Chief Investment Officer, Fundamental Equity; and Co-Chief Investment Officer, Growth Equity, of GSAM. Mr. Barry joined GSAM as a portfolio manager in 1999. Mr. Barry became Chief Investment Officer of Fundamental Equity in 2009. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.
David G. Shell, CFA, has been a Senior Portfolio Manager of the Mid Cap Opportunity Portfolio since December 2009. Mr. Shell is a Managing Director and Co-Chief Investment Officer, Growth Equity, of GSAM. Mr. Shell joined GSAM as a portfolio manager in January 1997 when GSAM acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm, Eagle Asset Management, in 1987.
Warren E. Fisher, CFA, has been a Portfolio Manager of the Mid Cap Opportunity Portfolio since December 2009. Mr. Fisher is a Vice President of GSAM and a portfolio manager for its Growth Team. Mr. Fisher joined GSAM in June of 1994. Prior to joining the Growth Team in January 1999, he was an analyst in GSAM’s Finance Group.